Exhibit 10.2

SECOND AMENDMENT TO FORBEARANCE AGREEMENT,

TENTH AMENDMENT TO CREDIT AGREEMENT, FIFTH

AMENDMENT TO AMENDED AND RESTATED ADDENDUM

TO CREDIT AGREEMENT AND THIRD AMENDMENT TO SECURITY AGREEMENT

THIS SECOND AMENDMENT TO FORBEARANCE AGREEMENT, TENTH AMENDMENT TO CREDIT AGREEMENT, FIFTH AMENDMENT TO AMENDED AND RESTATED ADDENDUM TO CREDIT AGREEMENT AND THIRD AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is dated as of July 1, 2019, by and among (A) Fred’s, Inc., a Tennessee corporation (“Parent”); (B) the Subsidiaries of Parent identified on the signature pages hereto as Borrowers (each of such Subsidiaries, together with Parent, jointly and severally, “Borrowers” and, each, a “Borrower”); (C) the Subsidiaries of Parent identified as Guarantors on the signature pages hereto (each of such Subsidiaries, jointly and severally, “Guarantors” and, each, a “Guarantor”; Guarantors, together with Borrowers, jointly and severally, “Loan Parties” and, each, a “Loan Party”); (D) the Lenders party to the Credit Agreement (as defined below); (E) the Co-Collateral Agents party to the Credit Agreement (as defined below); and (F) Regions Bank, an Alabama bank, in its capacity as administrative agent for Lenders, LC Issuers and other Secured Parties (as defined in the Credit Agreement) (in such capacity, “Administrative Agent”).

Recitals:

Loan Parties, Lenders, Swingline Lender, LC Issuers, Co-Collateral Agents and Administrative Agent have entered into that certain Credit Agreement dated as of April 9, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

Loan Parties, Lenders, Administrative Agent, and certain other parties have entered into that certain Amended and Restated Addendum to Credit Agreement dated as of January 27, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Addendum”).

Loan Parties and Administrative Agent have entered into that certain Security Agreement dated as of April 9, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”).

Loan Parties, Lenders, Co-Collateral Agents, Administrative Agent and certain other parties are parties to that certain Forbearance Agreement, Eighth Amendment to Credit Agreement and Fourth Amendment to Amended and Restated Addendum to Credit Agreement dated May 15, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “Forbearance Agreement”).

Loan Parties have failed to receive (and deliver copies thereof to Administrative Agent) one or more signed, binding and bona fide commitment letters for a Refinancing Transaction (as such term is defined in the Forbearance Agreement) on or before June 21, 2019, and, as a result thereof, Loan Parties failed to satisfy the Forbearance Condition set forth in Section (4)(m)(iv) of the Forbearance Agreement (the “Forbearance Condition Breach”).

Notwithstanding the existence of the Forbearance Condition Breach, Loan Parties have requested that (a) Lenders make a Revolving Loan, as more fully set forth below, in an amount that exceeds the Borrowing Base on the date of funding in order to enable Loan Parties to pay certain trade payables incurred by Loan Parties in the Ordinary Course of Business, and (b) reduce the Aggregate Revolving Commitments to reflect the reduced Borrowing Base as a result of the Liquidation Transactions, and, in each case, Lenders are willing to do so on the terms and conditions set forth below.

Statement of Agreement:

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Loan Parties, Administrative Agent, Co-Collateral Agents and Lenders hereby covenant and agree as follows:

SECTION 1.    Definitions; Rules of Construction. Unless otherwise specifically defined herein, each capitalized term used herein (and in the recitals above) that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement, including capitalized terms that pursuant to Section 1.3 of the Credit Agreement are defined by reference to their definitions in the UCC. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Forbearance Agreement, the Credit Agreement, the Addendum, and the Security Agreement shall from and after the date hereof refer to the Forbearance Agreement, the Credit Agreement, the Addendum, and the Security Agreement respectively, as amended hereby.

SECTION 2.    Amendments to Forbearance Agreement.

(a)    New Definitions. Section 1(a) of the Forbearance Agreement is hereby amended by adding the following new definitions of “Second Amendment” and “Second Amendment Date” in proper alphabetical order:

“Second Amendment” shall mean that certain Second Amendment to Forbearance Agreement, Tenth Amendment to Credit Agreement, Fifth Amendment to Amended and Restated Addendum to Credit Agreement and Third Amendment to Security Agreement dated the Second Amendment Date by and among Loan Parties, Administrative Agent, Co-Collateral Agents and Lenders.

“Second Amendment Date” shall mean July 1, 2019.

(b)    Amendment to Section 7. Section 7(c) of the Forbearance Agreement is hereby amended by deleting such subsection and by substituting the following in lieu thereof:

(c)    Reduction of Aggregate Revolving Commitments. The Aggregate Revolving Commitments were reduced from $210,000,000 to $150,000,000 effective as of the Eighth Amendment Effective Date, further reduced from $150,000,000 to $125,000,000 effective as of June 15, 2019, and further reduced from $125,000,000 to $115,000,000 effective as of June 17, 2019, and shall be further reduced from $115,000,000 to $97,500,000 effective as of the Second Amendment Date, and further reduced from $97,500,000 to $91,000,000 effective as of July 13, 2019, with each Lender’s share of any such reduction effective after the Eighth Amendment Effective Date in an amount equal to such Lender’s Pro Rata Share of the Aggregate Revolving Commitments multiplied by the amount of such reduction. Borrowers agree to execute and deliver amended and restated Revolving Notes and Swingline Notes to evidence each such reduction, promptly upon request of Administrative Agent or the applicable Lender from time to time.

(c)    Amendment to Section 15. Section 15 of the Forbearance Agreement is hereby amended by inserting the following new sentence immediately following the end of the last sentence of such Section:

It is acknowledged and agreed that as a result of the Forbearance Condition Breach (as defined in the Second Amendment), Bank of America, N.A., in its capacity as a Co-Collateral Agent, and Regions Bank, in its capacities as Administrative Agent and as a Co-Collateral Agent, are not required to release any Reserves in existence as of the date of this Agreement as contemplated above, notwithstanding the Loan Parties’ delivery (whether or not after the Second Amendment Date) of one or more signed, binding and bona fide commitment letters for a Refinancing Transaction pursuant to, and as more fully set forth in, Section 31.

(d)    New Sections. The Forbearance Agreement is hereby amended by adding new Sections 30 and 31 as follows:

30.    Special Advances. Loan Parties acknowledge and agree that they have requested Lenders to fund a Revolving Loan on or about the Second Amendment Date in the amount of $10,290,411.00 for the purpose of making the payments specifically identified in writing by Loan Parties to Administrative Agent and Co-Collateral Agents as part of the Cash Flow Forecast as in effect on the Second Amendment Date and related daily budget; the funding of the requested Revolving Loan would cause the Aggregate Revolving Obligations to exceed the Borrowing Base (as defined in the Addendum) after giving effect to the Second Amendment by an amount equal to $12,269,714.00, and, if funded by Lenders, such Revolving Loan would constitute an Overadvance (as defined in the Addendum) (such requested Overadvance, the “Specified Overadvance”); without limiting the discretion of the Lenders set forth in Section 7(a) above (including as a result of the expiration of the Forbearance Period as more fully set forth in Section 7 of the Second Amendment), Lenders have no obligation to honor any request for any Revolving Loan, including the Specified Overadvance, but may do so in their discretion; to induce Lenders to fund the Specified Overadvance, Loan Parties are willing to provide Secured Parties with the additional Collateral referred to in Sections 5 and 8 of the Second Amendment; and, in exchange for such additional Collateral (Liens on which are to be granted concurrently with the funding of the requested Specified Overadvance), Lenders are willing to, and shall, fund the requested Specified Overadvance (a “Special Advance”) on all of the terms and conditions contained in the Credit Amendment and the Forbearance Agreement. The principal amount of the Special Advance and all interest accrued thereon shall constitute a part of the Obligations and shall be secured by all of the Collateral, but, notwithstanding anything to the contrary contained in any of the Loan Documents, shall be deemed the last of the Revolving Loans to be repaid until Payment in Full of all Obligations. If Lenders, in their discretion, elect to honor any request for an Overadvance after the Second Amendment Date, each such Overadvance shall be deemed to constitute a “Special Advance” and shall be deemed added to each prior Special Advance made by Lenders (including the initial Special Advance made on or about the Second Amendment Date). The books and records of Administrative Agent related to the Revolving Loans and other Obligations may account for each Special Advance and its repayment pursuant to this Section 30, but the failure of any such books and records to reflect any such Special Advances or terms of repayment shall not override or otherwise affect any of the provisions of this Section 30. Nothing contained herein shall affect the ability of Administrative Agent or any Co-Collateral Agent to adjust the Borrowing Base, determine Availability, and apply collections to the Obligations in their discretion.

31.    Delivery of Commitment Papers. Notwithstanding the existence of the Forbearance Condition Breach (as defined in the Second Amendment), and without waiving the Forbearance Condition Breach (as defined in the Second Amendment) as in existence on the Second Amendment Date, Loan Parties shall continue diligently to pursue (and deliver copies thereof to Administrative Agent) one or more signed, binding and bona fide commitment letters for a Refinancing Transaction, which commitment letters shall have conditionality that is limited and that are otherwise in form and substance satisfactory to Administrative Agent and each Co-Collateral Agent in their respective discretion (it being understood that all draft commitment letters delivered to Administrative Agent and each Co-Collateral Agent on or before the Second Amendment Date do not have conditionality that is limited and are not otherwise in form and substance satisfactory to Administrative Agent and each Co-Collateral Agent).

SECTION 3.    Amendments to Credit Agreement.

(a)    Amendment to Existing Definition. Section 1.1 of the Credit Agreement is hereby amended by deleting the following definition therein in its entirety and by substituting the following in lieu thereof:

“Aggregate Revolving Commitments” shall mean, collectively, the Revolving Commitments of all Lenders. As of July 1, 2019, the amount of the Aggregate Revolving Commitments is $97,500,000; provided, that the Aggregate Revolving Commitments shall be permanently reduced on July 13, 2019, from $97,500,000 to $91,000,000, which reductions in the Aggregate Revolving Commitments shall be applied to reduce the Revolving Commitments of each Lender on a ratable basis in accordance with its Pro Rata Share of the Aggregate Revolving Commitments (immediately prior to giving effect to any such reduction). Effective as of the date of such reduction in the Aggregate Revolving Commitments, Schedule 1 shall be deemed to be automatically amended to reflect such reduction.

(b)    Amendment to Schedules. Schedule 1 to the Credit Agreement (Commitments) is hereby amended by deleting such schedule and substituting in lieu thereof Schedule 1 to this Amendment.

SECTION 4.    Amendment to Addendum. Section 7 of the Addendum is hereby amended by deleting the last paragraph of such section in its entirety and by substituting the following in lieu thereof

In addition to the foregoing, no later than 2:00 p.m. on each Business Day, commencing July 2, 2019, Borrowers shall deliver to Administrative Agent an update to the most recent monthly Borrowing Base Certificate with respect to Borrowers’ Inventory prepared as of the close of business on the immediately preceding calendar day substantially in the form of a Borrowing Base Certificate or in such other form as may be acceptable to Administrative Agent from time to time in its discretion (such Borrowing Base Certificate, as so updated, shall, for all purposes under this Addendum and the other Loan Documents, constitute the most recently delivered Borrowing Base Certificate hereunder).

SECTION 5.    Additional Collateral.

(a)    Each Loan Party hereby acknowledges, ratifies, restates and affirms to Administrative Agent, each Co-Collateral Agent, each Lender, and each other Secured Party such Loan Party’s grant of a continuing security interest in and Lien on, and hereby grants (to the extent that such Loan Party has not previously granted a security interest in and Lien on such Collateral pursuant to the Security Agreement) a security interest in and Lien on, all of the Collateral in favor of Administrative Agent, for the benefit of Secured Parties, as security for the Obligations. Loan Parties hereby acknowledge, confirm and agree (i)

that the Security Documents and any and all Collateral previously pledged to Administrative Agent, for the benefit of Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment, and (ii) nothing herein shall nor is it intended to (A) constitute a novation or accord and satisfaction with respect to the Loan Documents or (B) operate as a waiver of any right, power or remedy of Administrative Agent, any Co-Collateral Agent, any Lender or any other Secured Party under any Loan Document.

(b)    From and after the Second Amendment Date, for good and valuable consideration, including Lenders’ agreement to fund the initial Special Advance and subject to the terms hereof, the Collateral under (and as defined in) the Security Agreement shall be deemed to include, and the Security Agreement shall be deemed amended so that the term Collateral includes, all of the following types and items of Property of each Loan Party, whether now owned or hereafter created, acquired or arising, and wherever located, to the extent that such Loan Party has not previously granted a security interest therein pursuant to the Security Agreement, and to secure the full and final payment and performance of all Obligations, and each Loan Party hereby grants to Administrative Agent, for the benefit of Secured Parties, a continuing security interest and Lien upon all such Property, as follows:

(i)     all Accounts, including all Pharmacy Receivables, all Credit Card Receivables, and other accounts and receivables, whether constituting Accounts or General Intangibles;

(ii)    all Chattel Paper, including Electronic Chattel Paper;

(iii)    all Commercial Tort Claims, including those set forth in Schedule 2 to this Amendment;

(iv)    all Deposit Accounts, all Securities Accounts and all Commodity Accounts, together with all cash, Instruments, Commodity Contracts, and other amounts and other Property at any time on deposit therein, credited thereto or evidenced thereby;

(v)    all Documents;

(vi)    all General Intangibles, including all Payment Intangibles, Intellectual Property, Pharmacy Scripts, and related customer lists;

(vii)    all Goods, including all Inventory, Equipment, and all Fixtures;

(viii)    all Instruments;

(ix)    all Investment Property, including the Equity Interests described on Schedule 3 to this Amendment;

(x)    all Letter-of-Credit Rights;

(xi)    all Supporting Obligations;

(xii)    all cash proceeds received by a Loan Party or any of its Subsidiaries not in the Ordinary Course of Business (other than from the issuance of Equity Interests, the incurrence of Debt, the disposition of Collateral or any insured casualty loss), including, without limitation, (i) foreign, United States, state or local tax refunds, (ii) pension plan reversions, (iii) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (iv) condemnation awards (and payments in lieu thereof), (v) indemnity payments and (vi) any adjustment received in connection with any purchase price in respect of an Acquisition;

(xiii)    all money, cash, Cash Investments and other Property at any time in the possession of, or under the control of, Administrative Agent, a Lender or another Secured Party, or a bailee, agent, correspondent or Affiliate of Administrative Agent, a Lender, or another Secured Party, including any Cash Collateral;

(xiv)    all Accessions to, substitutions for, and all replacements, products, and cash and non-cash Proceeds of any of the foregoing, including Proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage, or destruction of any Collateral

(xv)    all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and computer records) pertaining to the foregoing; and

(xvi)     to the extent not set forth above, all other personal property of such Loan Party.

SECTION 6.    Agreement Regarding Additional Real Estate Collateral. In addition to the requirements of Sections 8 and 9 regarding the Distribution Center located at 2815 GA Highway 257, Dublin, Georgia 31021 (the “Dublin DC”), promptly (and in any event within two (2) Business Days) after Administrative Agent’s or any Co-Collateral Agent’s request therefor, each Loan Party agrees, at its own expense, to deliver to Administrative Agent the following with respect to any owned or leased Real Estate of such Loan Party:

(a)    a mortgage, deed of trust, or deed to secure debt pursuant to which such Loan Party grants to Administrative Agent, for the benefit of Secured Parties, Liens upon such Real Estate as security for the Obligations (a “Mortgage”),

(b)    if required by Administrative Agent or such Co-Collateral Agent, a mortgagee title insurance policy or unconditional commitment therefor in American Land Title Association (“ALTA”) format, issued by one or more nationally recognized title insurance companies (“title companies”), satisfactory to Administrative Agent or such Co-Collateral Agent (a “Title Policy”) with respect to such Real Estate, in an amount not less than the fair market value of such Real Estate, together with (A) a title report issued by a title company satisfactory to Administrative Agent or such Co-Collateral Agent with respect thereto, and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, and (B) evidence satisfactory to Administrative Agent or such Co-Collateral Agent that Borrowers have paid to the title company or to the appropriate Governmental Authority all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage for such Real Estate in the appropriate real estate records;

(c)    if required by Administrative Agent or such Co-Collateral Agent, assignments of leases, estoppel letters, attornment agreements, consents, waivers, and releases with respect to other Persons having an interest in such Real Estate;

(d)    if required by Administrative Agent or such Co-Collateral Agent, a current, as-built survey in ALTA format of such Real Estate, containing a metes-and-bounds property description (or other form of description requested or approved by Administrative Agent) certified by a registered and licensed land surveyor acceptable to Administrative Agent or such Co-Collateral Agent;

(e)    if required by Administrative Agent or such Co-Collateral Agent, a current Qualified Appraisal of such Real Estate;

(f)    if required by Administrative Agent or such Co-Collateral Agent, an environmental assessment regarding such Real Estate, prepared by environmental engineers acceptable to Administrative Agent, and accompanied by such reports, certificates, studies, or data as Administrative Agent or such Co-Collateral Agent may require in regard thereto, or, if permitted by Administrative Agent or such Co-Collateral Agent, environmental insurance pursuant to a policy, and issued by an underwriter, acceptable to Administrative Agent or such Co-Collateral Agent;

(g)    if required by Administrative Agent or such Co-Collateral Agent, a Fixture Filing;

(h)    if required by Administrative Agent or such Co-Collateral Agent, an opinion from counsel licensed to practice in the jurisdiction in which such Real Estate is located, addressing, among other things, the enforceability of such Mortgage and the attachment and perfection of Administrative Agent’s Lien in and to such Real Estate;

(i)    if required by Administrative Agent or such Co-Collateral Agent, and to the extent not otherwise contained herein, an agreement of a Credit Party to indemnify Administrative Agent and Lenders from liability under Environmental Laws with respect to, and covering, such Real Estate; and

(j)    such other documents, instruments, or agreements as Administrative Agent or such Co-Collateral Agent may require with respect to such Real Estate or such Mortgage;

provided, that, in no event shall Administrative Agent or any Co-Collateral Agent be entitled to require delivery of any the foregoing with respect to (x) the Memphis Property prior to July 5, 2019 or (y) any Real Estate listed on Schedule 4 to this Amendment so long as there is a valid and binding sale contract with respect to such Real Estate that has not been terminated in accordance with its terms; provided, further, that no Mortgage shall be executed, delivered or recorded in regard to any Real Estate unless and until each Lender has completed all flood insurance due diligence with respect to such Real Estate or waived any such due diligence, and in connection therewith, but without limitation thereof, executed flood hazard determinations and a flood zone certification (together with notice to Parent regarding such flood zone certification) in regard to such Real Estate and to the extent that any thereof is located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards that participates in the National Flood Insurance Program, evidence of flood insurance, in an amount determined to be adequate by Administrative Agent and each Co-Collateral Agent, naming Administrative Agent as mortgagee in regard thereto, together with such other documentation and coverages, each in compliance with the Flood Disaster Protection Act of 1973, as amended, including all requirements imposed relative thereto by the National Flood Insurance Program and other Applicable Laws, all of which shall be satisfactory in form and substance to Administrative Agent and each Lender.

SECTION 7.    No Waiver of Forbearance Condition Breach. The entry of Administrative Agent, Co-Collateral Agents, and Lenders into this Amendment shall not constitute a waiver of the Forbearance Condition Breach, and, as a result of the Forbearance Condition Breach, the Forbearance Termination Date has occurred and the Forbearance Period has ended; as a result thereof, each of

Administrative Agent, each Co-Collateral Agent and each Lender may elect, at any time and without further notice to or demand upon any Loan Party, terminate Administrative Agent’s, each Co-Collateral Agent’s and each Lender’s agreement to forbear as set forth in Section 3 of the Forbearance Agreement, and Administrative Agent, each Co-Collateral Agent and each Lender shall thereupon have and may exercise from time to time all of the remedies available to such Secured Party under the Loan Documents and Applicable Law as a consequence of an Event of Default, without further notice to or demand upon any Loan Party or any other Person, and any such continued forbearance is optional and revocable in Administrative Agent’s, any Co-Collateral Agent’s or any Lender’s respective discretion at any time.

SECTION 8.    Conditions Precedent. This Amendment shall become effective only upon satisfaction of the following conditions precedent, as determined by Administrative Agent in its discretion:

(a)    Administrative Agent shall have received this Amendment, duly executed and delivered by Loan Parties, Co-Collateral Agents and Lenders;

(b)    Administrative Agent shall have received a deed to secure debt pursuant to which Parent grants to Administrative Agent a Lien on the Dublin DC as security for the Obligations, including any assignment of leases and rents, security agreement and Fixture Filing included as part thereof, duly executed and delivered by Parent, which shall be in form and substance acceptable to Co-Collateral Agents;

(c)    Administrative Agent shall have received amended and restated Revolving Notes to reflect the reduced Revolving Commitments of Lenders as contemplated hereby, duly executed and delivered by Borrowers;

(d)    Administrative Agent shall have received an update to the most recent monthly Borrowing Base Certificate with respect to Borrowers’ Inventory prepared as of the close of business on June 28, 2019 substantially in the form of a Borrowing Base Certificate or in such other form as may be acceptable to Administrative Agent in its discretion;

(e)    Administrative Agent shall have received payment of (i) any fees due and payable to Administrative Agent, any Co-Collateral Agent or any Lender pursuant to the Credit Agreement, this Amendment or any fee letter executed and delivered in connection therewith or herewith, and (ii) all costs and expenses incurred by Administrative Agent, any Co-Collateral Agent or any Lender in connection with this Amendment, including the preparation, negotiation and execution of this Amendment and all accrued costs and expenses of consultants and financial advisors employed or retained by Administrative Agent, any Co-Collateral Agent or any Lender in connection with the negotiation of this Amendment;

(f)    Administrative Agent shall have received a certificate of a duly authorized officer of each Loan Party, certifying that an attached copy of resolutions authorizing execution and delivery of this Amendment and the Loan Documents contemplated hereby is true and complete, and that such resolutions are in full force and effect, were duly adopted by the appropriate governing body, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this Amendment and the transactions contemplated hereby; and

(g)    Administrative Agent shall have received all other documents, instruments, certificates and agreements (if any) as Administrative Agent shall have reasonably requested in connection with the foregoing, each in form and substance reasonably satisfactory to Administrative Agent.

SECTION 9.    Conditions Subsequent. Promptly (and in any event within (x) two (2) Business Days, with respect to clauses (a) and (b) below, and (y) nine (9) days, with respect to clause (c) below) after the date hereof, Parent agrees, at its own expense, to satisfy (or cause to be satisfied) the following conditions subsequent, as determined by Administrative Agent in its discretion:

(a)    Administrative Agent shall have received confirmation from each Lender that such Lender has completed all flood insurance due diligence with respect to the Dublin DC, which may include executed flood hazard determinations and a flood zone certification (together with notice to Parent regarding such flood zone certification) in regard to the Dublin DC, all of which shall be satisfactory in form and substance to Administrative Agent and each Lender;

(b)    To the extent that any portion of the Dublin DC is located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards that participates in the National Flood Insurance Program, Administrative Agent shall have received evidence of flood insurance, in an amount determined to be adequate by each Co-Collateral Agent, naming Administrative Agent as mortgagee in regard thereto, together with such other documentation and coverages, each in compliance with the Flood Disaster Protection Act of 1973, as amended, including all requirements imposed relative thereto by the National Flood Insurance Program, and other Applicable Laws, all of which shall be satisfactory in form and substance to Administrative Agent and each Lender; and

(c)    Administrative Agent shall have received confirmation from each Co-Collateral Agent that such Co-Collateral Agent has received evidence from Loan Parties, satisfactory to such Co-Collateral Agent in its discretion, that Parent has good, marketable and insurable fee simple title to the Dublin DC.

SECTION 10.    Acknowledgement and Stipulations by Loan Parties. Each Loan Party acknowledges, stipulates and agrees that (a) as of the close of business on June 27, 2019, the aggregate principal balance of Revolving Loans totaled $55,930,757.26, exclusive of costs and attorneys’ fees chargeable to Borrowers under the Loan Documents, and the LC Obligations totaled $8,607,225.00; (b) all of the Obligations are absolutely due and owing by Loan Parties to Administrative Agent, each Co-Collateral Agent, each Lender and each other Secured Party without any defense, deduction, offset or counterclaim (and, to the extent any Loan Party had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (c) the Loan Documents executed by such Loan Party are legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their terms; (d) the security interests and other Liens granted by such Loan Party to Administrative Agent (for the benefit of the Secured Parties) in the Collateral are duly perfected, first priority security interests and Liens; (e) each of the recitals contained at the beginning of this Amendment is true and correct; and (f) prior to executing this Amendment, such Loan Party consulted with and had the benefit of advice of legal counsel of its own selection and such Loan Party has relied upon the advice of such counsel and in no part upon any representation of Administrative Agent, any Co-Collateral Agent, any Lender or any other Secured Party concerning the legal effects of this Amendment or any provision hereof. Further, each Loan Party represents and warrants that no breach of the Forbearance Conditions (as such term is defined in the Forbearance Agreement) has occurred prior to the date hereof other than the Forbearance Condition Breach.

SECTION 11.    Miscellaneous Terms.

(a)    Loan Document. For avoidance of doubt, the parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.

(b)    Effect of Amendment. All amendments set forth herein shall become effective as of the date on which all of the conditions precedent set forth in Section 8 hereof are satisfied (the “Effective Date”). Except as otherwise may be set forth expressly hereinabove, all terms of the Credit Agreement, the Forbearance Agreement, and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of Loan Parties. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the Effective Date.

(c)    No Novation or Mutual Departure. Loan Parties expressly acknowledge and agree that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Forbearance Agreement, the Credit Agreement, the Addendum, the Security Agreement, or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the limited amendments contained in Sections 2, 3, 4 and 5 above, and (ii) nothing in this Amendment shall affect or limit Administrative Agent’s, Co-Collateral Agents’ or Lenders’ right to demand payment of liabilities owing from Loan Parties to Administrative Agent, Co-Collateral Agents or Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement, the Forbearance Agreement, the Credit Agreement, the Addendum, the Security Agreement, and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement, the Forbearance Agreement, the Credit Agreement, the Addendum, the Security Agreement, or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the breach of a Forbearance Condition (as such term is defined in the Forbearance Agreement), other than with respect to the agreements set forth in Section 30 of the Forbearance Agreement, as amended by this Amendment.

(d)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.

(e)    Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile, telecopy, or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

(f)    Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.

(g)    Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the amendments and other agreements among the parties hereto evidenced hereby.

(h)    Further Assurances. Each Loan Party agrees to take, at such Loan Party’s expense, such further actions as Administrative Agent shall request from time to time to evidence the amendments and other agreements set forth herein and the transactions contemplated hereby.

(i)    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OR OTHER RULE OF LAW WHICH WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF GEORGIA (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(j)    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)    Breach of Amendment. This Amendment shall be part of the Forbearance Agreement and a breach of any representation, warranty or covenant herein shall constitute a breach of the Forbearance Condition set forth in Section 4(a) of the Forbearance Agreement.

(l)    Release of Claims. To induce Administrative Agent, each Co-Collateral Agent and each Lender to enter into this Amendment, each Loan Party, for itself and on behalf of such Loan Party’s officers, directors, subsidiaries, successors and assigns (collectively with each Loan Party, collectively, “Releasors” and, each individually, a “Releasor”) hereby (i) RELEASES, ACQUITS AND FOREVER DISCHARGES Administrative Agent, each Lender, each Co-Collateral Agent and each other Secured Party, and all officers, directors, agents, employees, successors and assigns of Administrative Agent, each Lender, each Co-Collateral Agent and each other Secured Party, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Releasor now has or ever had against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party arising under or in connection with any of the Loan Documents or otherwise and (ii) covenants and agrees not to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party, or any officer, director, agent, employee, successor or assign of Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party, by reason of or in connection with any of the foregoing liabilities, claims, demands, actions or causes of action. Each Loan Party represents and warrants to Administrative Agent and each Lender that such Loan Party has not transferred or assigned to any Person any claim that such Loan Party ever had or claimed to have against Administrative Agent, any Lender, any Co-Collateral Agent or any other Secured Party.

[Remainder of page intentionally left blank; signatures appear on the following pages]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered under seal by its duly authorized officer or other representative as of the day and year first above written.

BORROWERS:

FRED’S, INC., a Tennessee corporation,
as “Borrower Agent” and a “Borrower”

By:	/s/ Ritwik Chatterjee
Name:	Ritwik Chatterjee
Title:	Chief Financial Officer

[CORPORATE SEAL]

FRED’S STORES OF TENNESSEE, INC.,
a Delaware corporation, as a “Borrower”

By:	/s/ Ritwik Chatterjee
Name:	Ritwik Chatterjee
Title:	Chief Financial Officer

[CORPORATE SEAL]

NATIONAL PHARMACEUTICAL NETWORK, INC., a Florida corporation, as a “Borrower”

By:	/s/ Ritwik Chatterjee
Name:	Ritwik Chatterjee
Title:	Chief Financial Officer

[CORPORATE SEAL]

REEVES-SAIN DRUG STORE, INC.,
a Tennessee corporation, as a “Borrower”

By:	/s/ Ritwik Chatterjee
Name:	Ritwik Chatterjee
Title:	Chief Financial Officer

[CORPORATE SEAL]

[Signatures continue on following pages.]

Second Amendment to Forbearance Agreement, Tenth Amendment to Credit Agreement, Fifth Amendment to Amended and Restated Addendum to Credit Agreement and Third Amendment to Security Agreement (Fred’s)

GUARANTOR:

505 N. MAIN OPP, LLC,
a Delaware limited liability company, as a “Guarantor”

By:	/s/ Ritwik Chatterjee
Name:	Ritwik Chatterjee
Title:	Chief Financial Officer

[SEAL]

[Signatures continue on following pages.]

Second Amendment to Forbearance Agreement, Tenth Amendment to Credit Agreement, Fifth Amendment to Amended and Restated Addendum to Credit Agreement and Third Amendment to Security Agreement (Fred’s)

ADMINISTRATIVE AGENT:

REGIONS BANK, as “Administrative Agent”

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

CO-COLLATERAL AGENTS:

REGIONS BANK, as a “Co-Collateral Agent”

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

[Signatures continue on following page.]

Second Amendment to Forbearance Agreement, Tenth Amendment to Credit Agreement, Fifth Amendment to Amended and Restated Addendum to Credit Agreement and Third Amendment to Security Agreement (Fred’s)

BANK OF AMERICA, N.A., as a “Co-Collateral Agent”

By:	/s/ Betsy Ratto
Name:	Betsy Ratto
Title:	Managing Director

[Signatures continue on following page.]

Second Amendment to Forbearance Agreement, Tenth Amendment to Credit Agreement, Fifth Amendment to Amended and Restated Addendum to Credit Agreement and Third Amendment to Security Agreement (Fred’s)

LENDERS:

REGIONS BANK

By:	/s/ Gene Wilson
Name:	Gene Wilson
Title:	Managing Director

[Signatures continue on following page.]

Second Amendment to Forbearance Agreement, Tenth Amendment to Credit Agreement, Fifth Amendment to Amended and Restated Addendum to Credit Agreement and Third Amendment to Security Agreement (Fred’s)

BANK OF AMERICA, N.A.

By:	/s/ Betsy Ratto
Name:	Betsy Ratto
Title:	Managing Director

Second Amendment to Forbearance Agreement, Tenth Amendment to Credit Agreement, Fifth Amendment to Amended and Restated Addendum to Credit Agreement and Third Amendment to Security Agreement (Fred’s)

SCHEDULE 1

Commitments

Lender	Revolving Commitment
Regions Bank	$48,750,000.00
Bank of America, N.A.	$48,750,000.00

SCHEDULE 2

Commercial Tort Claims

None.

SCHEDULE 3

Investment Property

Securities Accounts

None.

Securities

Fred’s, Inc.

Name and Address of Securities Issuer:	Metlife Trust Interests

Type of Equity Interest Evidenced by Such Securities:	Shares held at Computershare (transfer agent for Metlife)

Certificated or Uncertificated:

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:

Name and Address of Securities Issuer:	Fred’s Stores of Tennessee, Inc., a Delaware corporation

Type of Equity Interest Evidenced by Such Securities:	Common Stock

Certificated or Uncertificated:	Certificated

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:	Replacement Stock Certificate for 1,641 shares of Common Stock, $0.001 par value per share

Name and Address of Securities Issuer:	National Equipment Management and Leasing, Inc., a Tennessee corporation

Type of Equity Interest Evidenced by Such Securities:	Common Stock

Certificated or Uncertificated:

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:

Fred’s Stores of Tennessee, Inc.

Name and Address of Securities Issuer:	Reeves-Sain Drug Store, Inc., a Tennessee corporation

Type of Equity Interest Evidenced by Such Securities:	Common Stock

Certificated or Uncertificated:	Certificated

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:	Stock Certificate No. 5 for 500 shares of Common Stock, no par value per share

Name and Address of Securities Issuer:	National Pharmaceutical Network, Inc., a Florida corporation

Type of Equity Interest Evidenced by Such Securities:	Common Stock

Certificated or Uncertificated:

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:

Name and Address of Securities Issuer:	Summit Properties-Jacksboro, LLC, an Arkansas limited liability company

Type of Equity Interest Evidenced by Such Securities:	Membership Interests

Certificated or Uncertificated:	Uncertificated

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:

Name and Address of Securities Issuer:	Summit Properties-Bridgeport, LLC, an Arkansas limited liability company

Type of Equity Interest Evidenced by Such Securities:	Membership Interests

Certificated or Uncertificated:	Uncertificated

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:

Name and Address of Securities Issuer:	505 N. Main, LLC, a Delaware limited liability company

Type of Equity Interest Evidenced by Such Securities:	Membership Interests

Certificated or Uncertificated:	Uncertificated

If Certificated, Certificate Numbers, and Number of Shares or Other Type of Equity Interest Evidenced by Such Certificates:

Commodity Accounts

None.

Promissory Notes, Evidences of Indebtedness, and Other Instruments

None.

Leases, Security Agreements, and Other Chattel Paper

None.

SCHEDULE 4

Real Estate

1.	2308 S CARAWAY RD	JONESBORO	AR	72401
2.	700 E CHEROKEE ST	WAGONER	OK	74467
3.	2415 FAIRVIEW BLVD	FAIRVIEW	TN	37062
4.	605 S JACKSON ST	STARKVILLE	MS	39759
5.	475 HIGHWAY 6 E	BATESVILLE	MS	38606
6.	2227 N WASHINGTON ST	FORREST CITY	AR	72335
7.	218 S WHITWORTH AVE	BROOKHAVEN	MS	39601
8.	801 TURKEY CREEK TRL	BRIDGEPORT	TX	76426
9.	618 N MAIN ST	JACKSBORO	TX	76458